July 29, 1997


To the Shareholders of
The REvest Growth & Income Fund

Dear Friends:

In the days since my father Tom Ebright passed away, we have taken certain steps to help preserve the continuity and stability of The REvest Growth & Income Fund.

I am pleased to report that on July 22, the Board of Trustees of The Royce Fund (of which REvest is one series) voted unanimously to approve a new Investment Advisory Agreement between REvest and Royce, Ebright & Associates, Inc. REvest's fees and responsibilities under the contract are unchanged from those of the prior contract. As mandated by Federal law, the prior contract was deemed to terminate as of the date of my father's death, and the new contract will expire 120 days after that date unless approved by vote of the REvest shareholders. To that end, I expect that notice of a REvest shareholders' meeting will be sent to you by early October.

As an interim measure, the Board has appointed Charles M. Royce to monitor REvest's portfolio management activities, and to report to the Board as need be. Chuck is the President of The Royce Fund, a Trustee, and a long-time friend and business colleague of my father's. Before joining Royce, Ebright & Associates, I had the privilege of working for Chuck at his investment advisory firm in New York. Chuck and my father were pioneers in the field of small cap value investing, and I feel
fortunate to have had both of them as mentors over the years.   I
am grateful to Chuck for his support and availability during this interim period.

As I reported to the Trustees at their recent meeting, I anticipate no change in the investment objectives and strategies that REvest has followed for the past three years. Moreover, I anticipate no change in the style of fund management which my father developed over the past sixteen years. In other words, you can expect that I will:

       Maintain our small company, value-oriented approach to investing. Prospective portfolio investments will continue to be selected on a value basis and will be limited to small and medium sized companies viewed by the fund's adviser as having attractive financial characteristics and/or growth prospects.

       Maintain a limited number of portfolio companies. REvest typically has 50-65 companies in the portfolio at any given time -- a size that enables the adviser to closely follow each company in the portfolio. I will continue our practice of regular on-site visits to existing and prospective portfolio companies.

       Maintain a high degree of service to REvest shareholders.
       As portfolio manager, I will continue to be personally available to handle questions and comments from shareholders.

       Maintain the long-term interests of shareholders as our primary concern. As a sign of my continued dedication to REvest shareholders, I am committed to a current expense ratio of not more than 1.30% (approximately the expense ratio for the six months ended this past June 30, 1997) through June 30 of next year, and have agreed to waive our investment advisory fees if and to the extent necessary to do so.

I appreciate the outpouring of support from REvest shareholders since my father's death. Within a few weeks, you will be receiving the REvest semi-annual report that details the performance of the fund through June 30, 1997, and sets forth our analysis of the current portfolio and market.

As always, if you have any questions regarding REvest, please do not hesitate to call me.

Sincerely yours,


S/JENNIFER E. GOFF
Jennifer E. Goff
President
Royce, Ebright & Associates, Inc.


This letter is a supplement to the Fund's Prospectus dated February 18, 1997.




July 29, 1997

Dear REvest Shareholder:

As you know, our good friend and colleague Tom Ebright passed away July 14th. Tom made many contributions to The Royce Fund and our profession. We will miss him very much.

Tom was the President and controlling shareholder of Royce, Ebright & Associates, Inc. (REA), which has served as the investment adviser to The REvest Growth & Income Fund since its inception in 1994. As required by the Investment Company Act of 1940, the Investment Advisory Agreement between REA and REvest terminated automatically upon Tom's death.

On July 22, the Board of Trustees of The Royce Fund (of which REvest is one series) met to consider whether to continue to retain REA as investment adviser to REvest. The Board heard a presentation from Jennifer Goff on her desires and plans for continued management of REvest. Jennifer is Tom's daughter and had been serving as REvest's assistant portfolio manager.

After a thorough consideration of Jennifer's qualifications, business experience and role in REA, and her approach to managing REvest's portfolio (among other factors), the Trustees voted unanimously to approve a new Investment Advisory Agreement with REvest, on essentially the same terms as the prior contract. Under the SEC rule for such contingencies, the new contract will automatically expire on November 11, 1997 unless, prior thereto, it has been submitted by the Board of Trustees for approval by the REvest shareholders and approved by the vote of a majority of the outstanding shares of REvest.

In approving the new contract, the Trustees also decided to have me monitor REvest's management activities and to report to the Board. I will be performing this function in my capacity as a Trustee and President of The Royce Fund, and without cost to REvest or REA. I view this as an interim arrangement.

I have confidence in Jennifer's abilities, having worked with her in the past. Prior to attending Columbia University's Graduate School of Business, Jennifer was an investment analyst for my firm, Royce & Associates, Inc. (formerly named Quest Advisory Corp.). After receiving her M.B.A. from Columbia, she went to work for REA, and was later promoted to assistant portfolio manager in February 1997.


I  recently  informed  Jennifer  that  I  will  be  investing  an additional  $850,000  in  REvest over  the  next  several  weeks, thereby bringing my total investment in the Fund to approximately
$1,000,000

The other Trustees join me in wishing Jennifer every success for the future.



S/CHARLES M. ROYCE
------------------
Charles M. Royce
President
The Royce Fund


This letter is a supplement to the Fund's Prospectus dated February 18, 1997.